THE CZECH REPUBLIC
                                       FUND, INC.



                                          [PHOTO]


                                    Annual Report
                                  August 31, 1997




                            ADVANTAGE ADVISERS, INC.

                          The Czech Republic Fund, Inc.


                                                                October 17, 1997



Dear Fund Shareholder:



We are pleased to present you with the audited financial statements of The Czech Republic Fund, Inc. (the "Fund") for the year ended August 31, 1997. The Fund's net asset value (NAV) return was -3.7% over the year, outpacing the PX-50, an index of the 50 largest Czech Republic stocks, which returned -26.8% in U.S. dollar terms. Since inception, the Fund has outperformed its benchmark by 68.5%.

The macroeconomic fundamentals that initially attracted us to the Czech Republic remain in place, though the Investment Adviser is concerned about the Czech Republic economy's near-term outlook, since it is going through a period of reduced growth and fundamental change. As we monitor these developments, we feel confident in the companies held by the Fund and remain alert to possible investment opportunities which may arise when the country's economic environment improves.

In the fourth quarter, the Investment Adviser adopted a "temporary defensive position", allowing the Fund to reduce its Czech Republic holdings below 65%. This position should help protect the Fund from an increasingly uncertain Czech Republic market, while enabling the Investment Adviser to take advantage of promising opportunities in other Central and Eastern European issuers.

To provide you with a more detailed macroeconomic dicussion as well as further insight into the Fund's investment strategy, the Investment Adviser discusses the Czech Republic economy, its investment approach and information regarding the Fund's top ten equity positions in the following letter.



Sincerely,



/s/ Alan Rappaport

Alan Rappaport
Chairman

Investment Adviser's Report                       The Czech Republic Fund, Inc.


Economic Overview

We continue to be concerned about the near-term outlook for the Czech economy, which is going through a difficult period of reduced growth and fundamental change. As measured by gross domestic product (GDP), economic growth was 1.3% in the first half of calendar 1997, down from 4.3% in the 1996 first half. Even as the economy has slowed, inflation has risen, interest rates have increased and corporate profits have come under pressure.

The core economic problem faced by the Czech government is the nation's large current account deficit, caused primarily by a high trade deficit. The trade deficit has ballooned in the past two years as imports have surged (fueled by real wage increases and growth in consumer demand for imported goods) and exports have remained weak (due to the lack of competitiveness of key sectors of the Czech industry).

Seeking to address this problem, in April 1997 the government imposed import restrictions. By August, import growth had abated and the trade deficit had narrowed significantly. Nonetheless, the trade deficit continues to run at a rate of about 8% of GDP, unusually high by global standards.

One consequence of the trade deficit was a speculative attack on the Czech koruna in May, resulting in a de facto devaluation. To support the koruna, the central bank purchased currency and increased interest rates aggressively. Eventually, the government removed the trading band of the koruna relative to a U.S. dollar/deutschemark basket, letting the koruna float more freely. The koruna depreciated a further 6.5% in July, though recently it has been stable.

A weak currency inevitably leads to inflation, as imported goods become more expensive. Indeed, inflation in the Czech Republic is projected at 10% or more for 1997, reflecting not only currency weakness, but also real wage growth and government price increases for gas, electricity and rents to bring those prices more in line with market rates.

The transition from communism to free-market economics is often difficult. There are challenges as well as opportunities. This is certainly proving true for the Czech Republic, which is going through a period of adjustment and change.

There is now widespread recognition within the Czech Republic that decisive action must be taken to continue to abate economic growth, reduce demand for imports, temper inflation and improve the cost structure and export competitiveness of Czech industry. The Czech central bank has been

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol CRF.

If you have any questions or would like an update on the Fund, please call our toll-free phone number, (800) 421-4777. This number provides a recorded monthly market review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------
slowing money supply growth and keeping interest rates at elevated levels to dampen the economy. In addition, the government recently proposed the imposition of special taxes, such as value added tax (VAT) increases and temporary income taxes, to reduce consumer demand and fund the budget deficit, although it is unlikely these taxes will be enacted without a fierce political battle. Cuts in corporate tax rates, aimed at improving the business and investment climate, are scheduled to take effect January 1, 1998.

At this time, one problem facing the Czech Republic is a lack of political consensus. A survey taken on June 3 showed support for the government coalition at 38.5%, its lowest level ever. One week later, the government of Prime Minister Klaus narrowly won a vote of confidence in the legislature. Ironically, it took a disaster--the massive floods which occurred in July--to rally support for the government. The Klaus administration quickly released funds to the flood victims, resulting in an immediate boost in public confidence.

High interest rates, rising wages and the weak koruna have all taken their toll on corporate profits, which, in spite of healthy revenue growth, have been disappointing for the past year. Total net profits of 68 of the largest Czech companies fell 27.2% in the first half of calendar 1997. We do not anticipate a significant recovery in corporate earnings in the immediate future.

How these events will play out over the longer term remains to be seen. We continue to monitor economic, political and corporate developments and remain alert to investment opportunities as the economic and business environment improves.

The Czech Stock Market

Reflecting the impact of currency weakness and declining corporate profits, the Czech stock market fell 26.8% in U.S. dollar terms, as measured by the PX-50 index in the fiscal year ended August 31, 1997. It rallied, however, in the fourth fiscal quarter, gaining 8.5%. The fourth-quarter rally was driven primarily by SPT Telecom, by far the index's largest component, representing 27% of its weighting. The index consists of the top 50 capitalized companies in the Czech Republic. In local currency, the index declined in the fiscal year from
577.4 to 546.3, a 5.4% decrease. The large difference between the return in dollars and koruna reflected the negative impact of the 22.7% depreciation of the koruna on the dollar return of the index.

Other markets in which the Fund invests significantly outperformed the Czech market in the fiscal year. In U.S. dollars, the Hungarian market increased 64.6% and the Austrian market rose 5.3%, while the Polish market was down 4.5%.

Like the Czech economy, the Czech stock market has been undergoing significant structural change. From the original 1,700 stocks listed on the Czech exchange, there are now fewer than 400, as weaker companies have either been delisted, acquired or have gone out of business. The Czech economy is currently entering the so-called "fourth wave" of privatization--the resale of equity holdings owned by investment funds to strategic investors. It is our hope that this will add liquidity to the market.

Investment Strategy

Our objective in managing the Fund is to achieve superior long-term returns by investing in well-managed, quality Czech businesses at reasonable valuations and by allocating a portion of assets to other markets. Despite concerns about the near-term outlook for the Czech economy, we feel confident in the companies held by the Fund. For instance, we have a significant position in the telecommunications sector. This sector has restructured and is being operated by sophisticated managers who are attentive to shareholder interests. A portion of the Fund's assets is invested in utilities, which generate relatively predictable results and, in our view, are undervalued relative to the overall Czech market.

It is our goal not only to increase the value of your investment in the Fund, but also to preserve your capital by protecting against losses in down markets. Because of our concerns about near-term economic and investment outlooks, we have implemented significant changes to reduce the Fund's exposure to the Czech market at this time. Early in the Fund's third quarter, we reduced the Fund's investments in Czech securities to the minimum of 65% (at cost) of assets specified in the Fund's investment objectives. In addition, we hedged the Fund's currency exposure, anticipating a depreciation of the Czech koruna. As of August 31, 1997, 68% of the Fund's Czech assets were hedged into U.S. dollars.

Early in the Fund's fourth quarter, we adopted a "temporary defensive position," which allows the Fund to reduce its Czech holdings below 65% of assets. As a result, by August 31, 1997, about 50% of the Fund's assets were invested in Czech equity and debt securities, down from 75% six months earlier. In addition to its investments in the Czech Republic, at August 31, assets were allocated 14.4% to Hungary, 10.9% to Poland and 8.3% to Austria. We had an above-average cash position of about 14% of assets and a hedge gain representing 3% of assets. While we remain committed to the long-term prospects in the Czech Republic, we continue to maintain a "wait and see" defensive position in light of recent political and economic events, and continue to monitor events closely.

We also broadened our investment perspective. Initially, up to 35% of assets could be invested in "Central European Issuers," including Hungary, Poland, Austria and Slovakia. In the second half of the Fund's fiscal year, the Fund's board of directors revised that policy to encompass "Central and Eastern European Issuers," specifically authorizing consideration of investment opportunities in Croatia, Romania and Slovenia. Investments in any one of these countries cannot exceed 15% of the Fund's total assets. During the Fund's fourth quarter, we established a small position in Croatia, representing 1% of the Fund's net assets as of August 31, 1997. While investment opportunities in Croatia, Romania and Slovenia are relatively limited at this time, public and private equity investments are expected to develop over the next few years. We anticipate excellent investment opportunities as this occurs.

The Fund's Performance

The Fund continues to outperform its benchmark, the PX-50, by a wide margin. The Fund's total net asset value (NAV) return in U.S. dollars was 10.8% in the fourth fiscal quarter ended August 31,

1997, exceeding the 8.5% return for the PX-50. For the fiscal year ended August 31, 1997, the Fund had a total (NAV) return of -3.7% in dollars, significantly outpacing the return of -26.8% for the index. The Fund's NAV closed at $16.05 per share on August 31, 1997.

From its inception on September 30, 1994 through August 31, 1997, the Fund has delivered an aggregate positive total return of 33.5%, compared with a return of -35.0% for the PX-50 in U.S. dollars, an outperformance of 68.5%.

We are proud of these results, achieved in a market which has been experiencing significant change. We remain dedicated to achieving superior returns over time by investing in quality, undervalued businesses.

Geographic Allocation as of August 31, 1997

                           % of
                           Total                       Number of
Country                 Investments                    Companies
-------                 -----------                    ---------
Czech Republic              51.6%                         17
Austria                      8.3%                          4
Poland                      10.9%                          8
Hungary                     14.4%                          6
Croatia                      1.1%                          1

Top Ten Holdings in the Czech Republic Fund

The following is a brief description of the top ten companies in which the Fund was invested as of August 31, 1997.

SPT Telecom (Czech Republic) -- 13.3% of total net investments

SPT Telecom is the owner of public telecommunications networks and monopoly supplier of international and long distance services until the year 2000 in the Czech Republic. The company enjoys limited local competition in telephone services and shares ownership of one of two GSM licenses operating the Eurotel cellular service with U.S. West/Bell Atlantic. The company's strategic shareholder is TelSource (a consortium of Swiss Telecom and KPN).

CKD Praha Holding (Czech Republic) -- 7.4% of total net investments

CKD Praha is one of the world's leading producers of rail transport including trams, locomotives, and carriages and is one of the leading Czech heavy engineering conglomerates. CKD trams can be found in over 85 different cities and account for one-third of the trams worldwide. Main activities are transport systems, environmental engineering, turnkey projects and diesel engines.

Gedeon Richter (Hungary) -- 6.1% of total net investments

Gedeon Richter is the largest Hungarian pharmaceuticals company and one of the largest in Eastern Europe. It has an unparalleled distribution network both within Eastern Europe as well as Russia. Richter products possess high brand recognition as a quality product. The company covers a broad range of therapeutic areas and sells mostly finished pharmaceuticals. It also has a successful R&D effort producing its own developed compounds in addition to selling reproduction and generic and licensed products.

Ceske Radiokomunikace (Czech Republic) -- 5.9% of total net investments

Ceske Radiokomunikace is the owner and operator of telecommunications and radio communication networks, which are independent of SPT Telecom. It provides its clients with both inter-urban and international television and with telephone and data transmission through its radio relay network. It is 70% owned by the government and 20% owned by TeleDanmark. The company is also the 51% owner and operator of the second 20-year GSM license in the Czech Republic operating the Paegas cellular telephone service.

Ceske Energeticke Zavody (Czech Republic) -- 5.1% of total net investments

Ceske Energeticke Zavody is the dominant electricity producer, importer/exporter and supplier to domestic regional electricity distribution companies. It owns and operates both thermal and nuclear facilities and owns the high voltage grid and transformers over which power is distributed regionally. Current capacity is approximately 11,000 megawatts.

Tabak A.S. (Czech Republic) -- 4.8% of total net investments

Tabak is majority owned by Philip Morris, which spent $150 million to increase Tabak's annual production by 30% to over 24 billion cigarettes by 1997. The company has a market share over 70% in the Czech Republic and is also a significant exporter.

Graboplast (Hungary) -- 3.5% of total net investments

Graboplast is the largest Central European manufacturer of home improvement products into Central and Eastern Europe. Products manufactured include wallpaper, PVC floorcoverings, parquet flooring as well as tablecloths and linens. The company seeks to grow via strategic acquisitions to provide a full range of home improvement products through its distribution networks and sales representatives.

Galena (Czech Republic) -- 3.0% of total net investments

Galena is the second largest pharmaceutical manufacturer in the Czech Republic whose traditional production was medication in liquid formulas. The majority shareholder of this company is Ivax Corp. After aggressively cutting unnecessary expenditures and refocusing staff and rebuilding plant capacity and standards, this company is well poised to grow from the introduction of new products through both licensing agreements and internal development as well as the opening up of new export markets and sales offices.

Mayr-Melnhof Karton (Austria) -- 2.5% of total net investments

Mayr-Melnhof Karton is one of the largest vertically integrated European cartonboard production and packaging companies using primarily recycled fiber. The company activities focus on the entire value added chain of cartonboard through end product packaging. The company is one of the clear market leaders in Europe and will look to grow through aggressive cost controls, selective acquisitions and market consolidation.

Voest-Alpine Technologie (Austria) -- 2.0% of total net investments

Voest-Alpine Technologie is Austria's largest engineering group operating worldwide. Main business segments are metallurgical engineering, energy and environmental engineering and plant engineering and services.

                                    * * * * *


At a special meeting of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment management agreement for the Fund with Value Advisors LLC, ("Value Advisors"), an affiliate of Advantage Advisers Inc., ("Advantage"), the Investment Manager, and a new investment advisory agreement among the Fund, Value Advisors and OpCap Advisors, the Investment Adviser. The new agreement will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November, 1997. Prior to the closing, Value Advisors will assume the responsibility and obligations that are currently performed by Advantage under the existing agreements.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be at the meeting and (2) reduce the minimum permissible board committee size to one director.

Sincerely,


/s/ Pierre Daviron

Pierre Daviron
Portfolio Manager
OpCap Advisors
October 10, 1997

Schedule of Investments                           The Czech Republic Fund, Inc.
August 31, 1997


Number                                                                     Percent
of Shares        Security                                              of Holdings                   Value
----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS                                              81.57%


                 AUSTRIA                                                     8.33%

                 Forest Products & Paper                                     2.50%
     40,000      Mayr-Melnhof Karton .............................................          $    2,304,267
                                                                                            --------------
                 Machinery & Engineering                                     1.99%
     10,000      Voest-Alpine Technologie ........................................               1,831,829
                                                                                            --------------

                 Steel                                                       1.90%
     42,000      Voest-Alpine Stahl ..............................................               1,747,587
                                                                                            --------------

                 Utilities, Electrical & Gas                                 1.94%
     15,000      EVN Energie-Versorgung Niederoesterreich ........................               1,790,851
                                                                                            --------------

                 TOTAL AUSTRIA (COST $7,107,947)                                                 7,674,534
                                                                                            --------------


                 CROATIA                                                     1.08%

                 Pharmaceuticals                                             1.08%
     60,000      Pliva DD Sponsored GDR+ .........................................                 996,000
                                                                                            --------------

                 TOTAL CROATIA (COST $1,057,500)                                                   996,000
                                                                                            --------------


                 CZECH REPUBLIC                                             49.40%

                 Aerospace & Military Components                             0.58%
      9,020      Ceska Zbrojovka .................................................                 532,353
                                                                                            --------------

                 Beverages & Tobacco                                         6.30%
    226,260      Prazske Pivovary+ ...............................................               1,384,429
     17,500      Tabak AS ........................................................               4,416,714
                                                                                            --------------
                                                                                                 5,801,143
                                                                                            --------------

                 Broadcasting & Publishing                                   0.77%
      7,280      Bonton+* ........................................................                 711,084
                                                                                            --------------

                 Chemicals                                                   1.47%
     18,990      Deza Valasske Mezirici ..........................................               1,354,857
                                                                                            --------------

                 Construction                                                0.06%
      2,000      Stavby Silnic a Zeleznic ........................................                  52,514
                                                                                            --------------

                 Food & Household Products                                   0.21%
      1,300      Cokoladovny .....................................................                 192,295
                                                                                            --------------

                 Forest Products & Paper                                     1.03%
     25,777      Sepap+ ..........................................................                 952,464
                                                                                            --------------

                 Machinery & Engineering                                     7.43%
    222,711      CKD Praha Holding+ ..............................................               6,846,642
                                                                                            --------------

                 Pharmaceuticals                                             2.95%
     49,000      Galena+ .........................................................               2,723,112
                                                                                            --------------

Schedule of Investments (continued)               The Czech Republic Fund, Inc.
August 31, 1997


Number                                                                     Percent
of Shares        Security                                              of Holdings                   Value
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 CZECH REPUBLIC (continued)

                 Steel                                                       1.59%
    109,543      Nova Hut+ .......................................................          $    1,464,174
                                                                                            --------------

                 Telecommunications Equipment                               19.18%
     37,498      Ceske Radiokomunikace+ ..........................................               5,452,007
     97,500      SPT Telecom+ ....................................................              12,218,270
                                                                                            --------------
                                                                                                17,670,277
                                                                                            --------------

                 Utilities, Electrical & Gas                                 7.83%
    152,500      Ceske Energeticke Zavody+ .......................................               4,738,022
     12,632      Praska Energetika ...............................................                 680,996
     22,142      Severomoravska Energetika .......................................               1,795,457
                                                                                            --------------
                                                                                                 7,214,475
                                                                                            --------------

                 TOTAL CZECH REPUBLIC (COST $35,843,857)                                        45,515,390
                                                                                            --------------


                 HUNGARY                                                    14.39%

                 Building Materials                                          3.98%
     48,721      Graboplast ......................................................               3,240,369
     10,337      Zalakeramia .....................................................                 429,359
                                                                                            --------------
                                                                                                 3,669,728
                                                                                            --------------


                 Chemicals                                                   3.04%
     31,000      Borsodchem ......................................................               1,160,436
     84,000      Tiszai Vegyi Kombina Sponsored GDR 144A+ ........................               1,638,000
                                                                                            --------------
                                                                                                 2,798,436
                                                                                            --------------

                 Pharmaceuticals                                             6.09%
     46,000      Gedeon Richter Sponsored GDR+ ...................................               4,388,400
     12,800      Gedeon Richter Sponsored GDR 144A+ ..............................               1,221,120
                                                                                            --------------
                                                                                                 5,609,520
                                                                                            --------------
                 Utilities, Electrical & Gas                                 1.28%

    170,000      Tigaz+ ..........................................................               1,182,631
                                                                                            --------------



                 TOTAL HUNGARY (COST $6,151,894)                                                13,260,315
                                                                                            --------------


                 POLAND                                                      8.37%

                 Automobile Components                                       1.47%
    135,000      Stomil Olsztyn ..................................................               1,355,925
                                                                                            --------------

                 Banking                                                     0.92%
     28,800      Bank Handlowy W Warszawie+ ......................................                 363,030
     38,200      Bank Handlowy W Warszawie Sponsored GDR 144A+ ...................                 485,140
                                                                                            --------------
                                                                                                   848,170
                                                                                            --------------

Schedule of Investments (continued)               The Czech Republic Fund, Inc.
August 31, 1997


Number                                                                     Percent
of Shares        Security                                              of Holdings                   Value
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)

                 POLAND (continued)

                 Data Processing & Reproduction                              1.20%
     40,000      Computerland Poland+ ............................................          $    1,105,116
                                                                                            --------------

                 Food & Household Products                                   1.81%
     58,695      Agros Holdings+ .................................................               1,672,294
                                                                                            --------------


                 Investment Funds                                            0.98%
     23,000      Polish Mass Privatization Certificates Common+** ................                 900,209
                                                                                            --------------

                 Non-Ferrous Metals                                          1.99%
    150,000      KGHM Polska Miedz IPO - Sponsored GDR 144A+ .....................               1,831,500
                                                                                            --------------


                 TOTAL POLAND (COST $8,039,102)                                                  7,713,214
                                                                                            --------------



                 TOTAL COMMON STOCKS (COST $58,200,300)                                         75,159,453
                                                                                            --------------


Par Value                                                                  Percent
(000)            Security                                              of Holdings                  Value
----------------------------------------------------------------------------------------------------------

                 BONDS                                                       4.68%


                 CZECH REPUBLIC                                              2.19%

                 Banking                                                     2.19%
     $2,000      Czech Export Bank 7.00%, 5/28/02 ................................               2,015,814
                                                                                            --------------


                 TOTAL CZECH REPUBLIC BOND (Cost $1,990,456)                                     2,015,814
                                                                                            --------------

                 POLAND                                                      2.49%

                 Banking                                                     0.93%
     $  800      Bank Prezemyslowo Handlowy 3.00%, (convertible) 5/22/02 .........                 853,920
                                                                                            --------------

                 Industrial Components                                       1.56%
  GDM 2,500      Elektrim 2.00%, (convertible) 5/30/04 ...........................               1,438,551
                                                                                            --------------

                 TOTAL POLAND BONDS (COST $2,276,407)                                            2,292,471
                                                                                            --------------


                 TOTAL BONDS (COST $4,266,863)                                                   4,308,285
                                                                                            --------------

Schedule of Investments (continued)               The Czech Republic Fund, Inc.
August 31, 1997


Par Value                                                                  Percent
(000)            Security                                              of Holdings                  Value
---------------------------------------------------------------------------------------------------------
                 SHORT-TERM OBLIGATION                                       13.75%

                 DISCOUNT NOTE                                               13.75%
    $12,670      FHLMC Discount Note 5.48%, 9/2/97 ...............................          $   12,668,071
                                                                                            --------------


                 TOTAL DISCOUNT NOTE (COST $12,668,071)                                         12,668,071
                                                                                            --------------


                 TOTAL SHORT-TERM OBLIGATION (COST $12,668,071)                                 12,668,071
                                                                                            --------------


                 TOTAL INVESTMENTS (COST $75,135,234)***                    100.00%            $92,135,809
                                                                                            ==============

----------

Footnotes and Abbreviations
+Non-income producing security.
*At fair value as determined by the Board of Directors.
**Passive Foreign Investment Company.
***Aggregate cost for Federal income tax purposes is $75,193,697.
   The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
   Excess of market value over tax cost                        $19,910,590
   Excess of tax cost over market value                         (2,968,478)
                                                                ----------
                                                               $16,942,112
                                                               ===========

GDR  -  Global Depository Receipt.
144A - SEC Rule 144A security. Such securities have limited primary and secondary markets in that they are traded only among qualified institutional buyers.
GDM -   German Deutsche Marks.



See accompanying notes to financial statements.

Statement of Assets and Liabilities               The Czech Republic Fund, Inc.
August 31, 1997


Assets
Investments, at value (Cost $75,135,234) .....................     $ 92,135,809
Cash (including $821,194 of foreign currency
    holdings with a cost of $817,413) ........................          834,512
Receivables:
    Interest .................................................           50,563
    Dividends ................................................           67,927
    Forward foreign currency contracts .......................        2,780,485
Prepaid expenses .............................................           55,103
Unamortized organizational cost ..............................          127,808
                                                                   ------------
    Total Assets .............................................       96,052,207
                                                                   ------------


Liabilities
Payable for securities purchased .............................        1,421,142
Due to Investment Manager ....................................           79,775
Due to Administrator .........................................           15,955
Accrued expenses .............................................          213,445
                                                                   ------------
    Total Liabilities ........................................        1,730,317
                                                                   ------------
Net Assets ...................................................     $ 94,321,890
                                                                   ============


Net Asset Value Per Share ($94,321,890/5,878,047) ............     $      16.05
                                                                   ============




Net assets consist of:
Capital stock, $0.001 par value; 5,878,047 shares issued
    and outstanding (100,000,000 shares authorized) ..........     $      5,878
Paid-in capital ..............................................       76,010,429
Accumulated net investment loss ..............................         (319,122)
Accumulated net realized loss on investments
    and foreign currency related transactions ................       (1,146,517)
Net unrealized appreciation in value of investments,
    forward foreign currency  contracts, foreign
    currency holdings and on translation of other
    assets and liabilities denominated in foreign
    currencies ...............................................       19,771,222
                                                                   ------------
                                                                   $ 94,321,890
                                                                   ============



See accompanying notes to financial statements.

Statement of Operations                           The Czech Republic Fund, Inc.
For the Year Ended August 31, 1997

Investment Income
Dividends (net of taxes withheld of $80,074) ..................     $   610,858
Interest ......................................................         487,584
                                                                    -----------
    Total investment income ...................................       1,098,442
                                                                    -----------

Expenses
Management fees ...................................... $932,822
Legal fees ...........................................  199,575
Custodian fees .......................................  191,313
Administration fees ..................................  186,564
Audit fees ...........................................  100,701
Amortization of organization cost ....................   61,462
Transfer agent fees ..................................   58,798
Insurance ............................................   51,729
Interest expense .....................................   40,940
Directors' fees ......................................   30,800
Printing .............................................   29,207
Listing fees .........................................   17,653
Miscellaneous ........................................   47,002
                                                       --------
    Gross expenses ...........................................        1,948,566
    Less: Expense offset .....................................          (39,312)
                                                                    -----------
    Net expenses .............................................        1,909,254
                                                                    -----------
    Net investment loss ......................................         (810,812)
                                                                    -----------

Net Realized and Unrealized Loss on Investments,
    Forward Foreign Currency Contracts, Foreign
    Currency Holdings and Translation of Other
    Assets and Liabilities Denominated in Foreign
    Currencies
Net realized (loss) from:
    Security transactions ....................................         (381,378)
    Foreign currency related transactions ....................         (377,126)
                                                                    -----------
                                                                       (758,504)
Net change in unrealized depreciation in value
    of investments, forward foreign
    currency contracts, foreign currency
    holdings and translation of other assets
    and liabilities denominated in foreign
    currencies ...............................................       (2,444,189)
                                                                    -----------

Net realized and unrealized loss on investments,
    forward foreign currency contracts, foreign
    currency holdings and translation of other
    assets and liabilities denominated in
    foreign currencies .......................................       (3,202,693)
                                                                    -----------

Net decrease in net assets resulting from operations .........      $(4,013,505)
                                                                    ===========

See accompanying notes to financial statements.

Statement of Changes in Net Assets               The Czech Republic Fund, Inc.

                                                 For the Year      For the Year
                                                     Ended             Ended
                                                August 31, 1997  August 31, 1996
                                                ---------------  ---------------
Increase (Decrease) In Net Assets

Operations
Net investment loss ...........................  $    (810,812)   $    (383,350)
Net realized gain (loss) on investments and
    foreign currency related transactions .....       (758,504)       3,852,171
Net change in unrealized appreciation
    (depreciation) in value of investments,
    forward foreign currency contracts,
    foreign  currency holdings and
    translation of other assets and liabilities
    denominated in foreign currencies .........     (2,444,189)      25,164,910
                                                 -------------    -------------
    Net increase (decrease) in net assets
    resulting from operations .................     (4,013,505)      28,633,731
                                                 -------------    -------------

Distributions to Shareholders
Net investment income ($0.25 per share) .......           --         (1,182,684)
Net realized gains ($0.50 per share) ..........     (2,939,024)            --
                                                 -------------    -------------
    Decrease in net assets resulting from
    distributions .............................     (2,939,024)      (1,182,684)
                                                 -------------    -------------
 Capital Share Transactions
Proceeds from issuance of 1,470,913 shares
    (net of $290,347 of sales commissions) ....           --         16,257,424
Offering costs charged to paid-in capital .....           --           (314,083)
                                                 -------------    -------------
    Net increase in net assets from capital
    share transactions ........................           --         15,943,341
                                                 -------------    -------------
Total increase (decrease) in net assets .......     (6,952,529)      43,394,388
                                                 -------------    -------------

Net Assets
Beginning of period ...........................    101,274,419       57,880,031
                                                 -------------    -------------
End of period (including undistributed net
    investment income of $254,750 as of
    August 31, 1996) ..........................  $  94,321,890    $ 101,274,419
                                                 =============    =============



See accompanying notes to financial statements.

Financial Highlights                               The Czech Republic Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                                 For the Period
                                                                                                               September 30, 1994
                                                                         For the           For the              (Commencement of
                                                                       Year Ended        Year Ended            Operations) through
                                                                     August 31, 1997   August 31, 1996           August 31, 1995
                                                                     ---------------   ---------------           ---------------
Per Share Operating Performance
Net asset value, beginning of period                                 $     17.23       $    13.13                  $    13.77*
                                                                     -----------       ----------                  ----------
Net investment income (loss)                                               (0.14)           (0.07)+                      0.29
Net realized and unrealized gains (losses) on investments,
    foreign currency contracts, foreign currency holdings,
and translation of other assets and liablilities
denominated in foreign currencies                                          (0.54)            5.35+                      (0.83)
                                                                     -----------       ----------                  ----------
Net increase (decrease) from investment operations                         (0.68)            5.28                       (0.54)
                                                                     -----------       ----------                  ----------

Less Dividends and Distributions
    Dividends from net investment income                                    --              (0.25)                      (0.10)
    Distributions from net realized gains                                  (0.50)            --                          --
                                                                     -----------       ----------                  ----------
    Total dividends and distributions                                      (0.50)           (0.25)                      (0.10)
                                                                     -----------       ----------                  ----------
Capital share transactions
    Dilutive effect of rights offering                                      --              (0.93)                       --
                                                                     -----------       ----------                  ----------
Net asset value, end of period                                       $     16.05       $    17.23                  $    13.13
                                                                     ===========       ==========                  ==========

Per share market value, end of period                                $    13.625           14.750                  $   12.125

Total Investment Return Based on Market Value **                           (4.49)%          32.17%                     (12.80)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)                                  $    94,322       $  101,274                  $   57,880
Ratios of expenses to average net assets                                    2.05%++          2.09%++                     2.39%***
Ratios of net investment income (loss) to
    average net assets                                                     (0.87)%++        (0.51)%++                    2.41%***
Portfolio turnover                                                         55.89%           42.26%                      20.39%
Average commission rate paid                                         $    0.2309+++    $   0.1554+++                      N/A

----------

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect brokerage commissions or sales charges, including on rights offerings, and is not annualized.

***  Annualized.

+    Based on average shares outstanding.

++ Includes expense offsets by the Custodian. If such expense offsets had not been made, the ratios of expenses to average net assets and the the ratios of net investment income (loss) to average net assets would have been 2.09% and (0.91%), respectively, for the year ended August 31, 1997, and 2.14% and (0.57)%, respectively, for the year ended August 31, 1996.

+++ Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements                                The Czech Republic
August 31, 1997                                                      Fund, Inc.


NOTE A: Summary of Significant Accounting Policies

The Czech Republic Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on September 30, 1994, the Fund had no activities other than the sale of an aggregate of 7,134 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Oppenheimer Capital, the parent of OpCap Advisors, for an aggregate purchase price of $100,019. At August 31, 1997, Oppenheimer owned 3,567 shares and Oppenheimer Capital owned 4,999 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued

     (i) at the last sales price on the exchange prior to the time of determination if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which market values are not readily ascertainable, which totaled $711,084 (0.75% of net assets) at August 31, 1997, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Notes to Financial Statements (continued)                    The Czech Republic
August 31, 1997                                                      Fund, Inc.



Tax Status. No provision is made for U.S. Federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

The Fund elected to defer $319,122 of net realized foreign currency losses and $1,513,604 of net realized capital losses arising after October 31, 1996. In accordance with U.S. Treasury regulations, such losses are treated for tax purposes as arising on September 1, 1997.

The tax treaty entered into between the United States and the Czech Republic (the "Treaty") provides protection from Czech taxation in certain circumstances. The benefits allowed under the Treaty will apply, without limitation, if the Fund is a tax resident in the United States, does not have a permanent establishment in the Czech Republic and, with respect to the Fund's shares, there is "substantial and regular trading on a recognized securities exchange." In relevant part, the following benefits are provided under the Treaty:

     (i) dividends received from Czech securities will generally be subject to a withholding tax at a rate of 15%, and at a lesser rate of 5% if the holder has a beneficial ownership interest of 10% or more of the voting shares of the issuer;

     (ii) interest received from such investments will not be subject to withholding taxes in the Czech Republic;

     (iii) capital gains of the Fund from Czech securities will not be taxed in the Czech Republic.

Based upon current circumstances, the Fund believes it is entitled to the benefits of the Treaty and accordingly recognizes withholding taxes based upon the applicable Treaty rates. However, there is no history of regulatory or legal interpretation of the Treaty by Czech authorities and there can be no assurance that the benefits of the Treaty will be available to the Fund. If the benefits of the Treaty were not available to the Fund, the Fund would be subject to tax under Czech domestic tax law, which provides that the capital gains on certain sales of securities in Czech corporations are subject to Czech taxation at the rate of 39%. In addition, the Fund would be subject to withholding of 25% on dividend and interest payments received with respect to Czech investments.

The Fund believes that dividend income in the Slovak Republic, Austria, Croatia, Hungary and Poland is subject to the applicable withholding tax rates, which currently are up to 25% and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Such treaties may be subject to certain of the risks and considerations described above with respect to the Treaty. At present, the aforementioned countries do not impose a withholding tax on interest income earned.

Notes to Financial Statements (continued)                    The Czech Republic
August 31, 1997                                                      Fund, Inc.


Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gain and loss for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or the protect investors adequately.

Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to hedge the currency exposure in connection with settling planned purchases or sales of securities associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished through delivery, the Fund records a realized gain or loss on foreign currency related transactions except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. The contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparies are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Notes to Financial Statements (continued)                    The Czech Republic
August 31, 1997                                                      Fund, Inc.


Forward foreign currency contracts open at August 31, 1997 are as follows:

   Foreign                          Foreign
  Currency       Expiration         Currency         Contract           Contract        Unrealized
   Contract         Date           To Be Sold         Amount              Value             Gain
------------     ----------        ----------        --------           --------        ----------
Czech Koruna      10/10/97         85,952,500       $ 3,049,134       $ 2,541,921      $   507,213

Czech Koruna      10/15/97        158,400,000         5,159,693         4,678,339          481,354

Czech Koruna      10/16/97        319,609,000        10,300,000         9,437,181          862,819

Czech Koruna      10/20/97        160,577,000         5,150,000         4,736,459          413,541

Czech Koruna      11/17/97         82,300,000         2,576,222         2,411,392          164,830

Czech Koruna      11/19/97        153,890,000         4,857,639         4,506,911          350,728
                                                    -----------       -----------      -----------
                                                    $31,092,688       $28,312,203      $ 2,780,485
                                                    ===========       ===========      ===========


Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and normally to distribute annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended August 31, 1997, the Fund reclassified $376,131 from net realized loss on investments and foreign currency related transactions to accumulated net investment loss as a result of permanent book and tax differences relating primarily to foreign currency losses and gains on sale of investments in passive foreign investment companies. Net investment loss and net assets were not affected by the reclassification.

Notes to Financial Statements (continued)                    The Czech Republic
August 31, 1997                                                      Fund, Inc.


Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

From time to time, the Fund may maintain a cash balance with its custodian and, in lieu of interest thereon, receive a reduction of its custody fees and expenses. For financial reporting purposes for the year ended August 31, 1997, custodian fees and expenses were increased by $39,312 to reflect this fee reduction. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE B: Management, Investment Advisory and Administrative Services

The Fund's investment manager is Advantage Advisers, Inc., a subsidiary of Oppenheimer ("Advantage", the "Investment Manager"), and the investment adviser is OpCap Advisors, an affiliate of Oppenheimer ("OpCap", the "Investment Adviser"). Pursuant to a Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies.

Effective November 15, 1996 BAI Fondsberatung GmbH (the "Regional Adviser") resigned as the Fund's Regional Adviser. The Regional Adviser received from the Investment Manager a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For its services, the Investment Manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.50%, an increase from 0.40% as of November 15, 1996, of the Fund's average weekly net assets. For the year ended August 31, 1997, fees paid or accrued to the Investment Manager amounted to $932,822. Of this amount, the Investment Manager informed the Fund that $445,640 and $39,086 were paid or payable to the Investment Adviser and Regional Adviser, respectively.

On July 22, 1997, Oppenheimer Group, Inc., the ultimate parent company of Advantage and an affiliate of OpCap Advisors, entered into an amended agreement to sell the stock of Vaule Advisors L.L.C. ("Value Advisors"), and affiliate of Advantage which will be the transfer of Advantage's existing Management Agreement with the Fund, and a controlling interest in OpCap Advisors to PIMCO Advisors L.P. and its affiliates. The Board of Directors of the Fund approved a new Management Agreement with Value Advisors and a new Investment Advisory Agreement with OpCap Advisors. The new agreements are substantially identical to the existing advisory agreements and take effect upon the closing of the acquisition. The Board of Directors has also approved a new Administration Agreement for the Fund, pursuant to which OpCap Advisors will replace Oppenheimer as the Fund's administrator.

Oppenheimer currently serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended August 31, 1997, these fees amounted to

Notes to Financial Statements (continued)                    The Czech Republic
August 31, 1997                                                      Fund, Inc.


$186,564. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $47,164,272 and $56,646,525, respectively, for the year ended August 31, 1997.

NOTE D: Rights Offering

During the year ended August 31, 1996, the Fund issued 1,470,913 shares in connection with a rights offering of the Fund's shares. Shareholders of record on January 29, 1996, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.25 per share. Offering costs of $314,083 attributed to the rights offering were charged to additional paid-in capital, of which $50,000 was paid to Oppenheimer as reimbursement for its expenses in acting as dealer-manager for the offering. Oppenheimer informed the Fund that it received $165,478 for financial advisory services and $42,709 in sales commissions in connection with the offering. The dilutive effect of the rights offering on net asset value per share was $0.93 per share (including $0.07 of offering cost per share).

NOTE E: Other

At August 31, 1997, substantially all of the Fund's net assets were invested in securities of issuers in the Czech Republic and other Central European countries. The Czech Republic and the Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.


--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $80,074 during the fiscal year ended August 31, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended August 31, 1997, the Fund made long-term capital gains distributions of $881,707.
--------------------------------------------------------------------------------

Results of Annual Shareholders Meeting                       The Czech Republic
                                                                     Fund, Inc.


The Fund held its annual shareholders meeting on November 15, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors, ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1997 and approved a new Investment Advisory Agreement with OpCap Advisors. The following table provides information concerning the matters voted on at the meeting:


I.   Election of Directors



     Nominee                    Votes For          Votes Abstained
     -------                    ---------          ---------------
     Leslie H. Gelb             4,262,411               91,173
     Wendy W. Leurs             4,285,349               68,235

At August 31, 1997, in addition to Leslie H. Gelb and Wendy W. Leurs the other directors of the Fund were as follows:


     Robert I. Kleinberg
     Luis Rubio
     Alan H. Rappaport
     Paul Belica


II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund


     Votes For                Votes Against        Votes Abstained
     ---------                -------------        ---------------
     4,321,145                    17,422                15,017


III. Approval of a new Investment Advisory Agreement with OpCap Advisors



     Votes For                Votes Against        Votes Abstained
     ---------                -------------        ---------------
     4,129,499                   166,114                57,971

Report of                                          The Czech Republic Fund, Inc.
Independent Accountants

To the Board of Directors and Shareholders of The Czech Republic Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Czech Republic Fund, Inc., (the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 30, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997

Dividend Reinvestment and                          The Czech Republic Fund, Inc.
Cash Purchase Plan


The Fund intends to distribute annually to shareholders substantially all of its net investment income, and normally to distribute any net realized capital gains annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will be paid by check in dollars mailed directly to the shareholders by State Street Bank and Trust Company as dividend paying agent. In the case of shareholders, such as banks, brokers and nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market

Dividend Reinvestment and                          The Czech Republic Fund, Inc.
Cash Purchase Plan (continued)


purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about September 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchase in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Dividend Reinvestment and                          The Czech Republic Fund, Inc.
Cash Purchase Plan (continued)


Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (excepting when necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent:
State Street Bank and Trust Co., P.O. Box 8209, Boston, Massachusetts
02266-8209.

                       This page left intentionally blank

                          THE CZECH REPUBLIC FUND, INC.



                              INVESTMENT MANAGER:
                            ADVANTAGE ADVISERS, INC.



                               INVESTMENT ADVISER:
                                 OPCAP ADVISORS



                                 ADMINISTRATOR:
                             OPPENHEIMER & CO., INC.



                      CUSTODIAN, TRANSFER AGENT, REGISTRAR:
                       STATE STREET BANK AND TRUST COMPANY